Exhibit 10.53

AMENDMENT NO. 1

TO

CONVERTIBLE PROMISSORY NOTE

This Amendment No. 1 to the Convertible Promissory Note (this "Amendment") is executed as of April 12, 2013, by Epazz, Inc., an Illinois corporation (the “Maker”); and TONAQUINT, INC., a Utah corporation, or its assigns ("Holder") to amend the Convertible Promissory Note dated September 10, 2012 between those parties (the "Note").

The Maker and the Holder desire to amend the Note and further agree as follows:

1. Capitalized Terms. Except as expressly provided in this Amendment, all capitalized terms used in this Amendment have meanings ascribed to them in the Note and those definitions are incorporated by reference into this Note.

2. Section 1.6(d) of the Note shall be deleted and the following heading and language shall be substituted therefore:

Adjustment Due to Dilutive Issuance. [INTENTIONALLY DELETED].

3. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against the party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all the parties reflected hereon as the signatories.

4. Third Parties. Except as specifically set forth or referred to herein, nothing herein express of implied is intended or shall be construed to confer upon or give to any person other than the parties hereto and their permitted successors or assigns, any claims, rights, remedies under or by reason of this Amendment.

5. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State and the federal laws of the United States of America, without regard to the conflict of laws rules thereof.

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6. Integration. Except as specifically set forth by this Amendment No. 1, the rest and remainder of the terms and conditions of the Note shall remain in full force and effect without change or modification with the same force and effect as if more fully set forth hereat.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

Epazz, Inc.

By: _______________________________

Shaun Passley

Chief Executive Officer

TONAQUINT, INC.

By:_________________________________

Name: John M. Fife

Title: President

303 East Wacker Drive, Suite 1200

Chicago, Illinois 60601

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